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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 30, 2003


                                VITAL SIGNS, INC.
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             (Exact name of registrant as specified in its charter)



             New Jersey                 0-18793        11-2279807
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(State or other jurisdiction of      (Commission     (IRS Employer
  incorporation or organization)     File Number)    Identification No.)


            20 Campus Road, Totowa, New Jersey                 07512
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        (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:     (973) 790-1330
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ITEM 5. Other Events

On December 30, 2003 Vital Signs, Inc. issued a press release regarding the results of the independent investigation by the Company's Audit Committee.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 5 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Vital Signs, Inc. dated December 30, 2003.






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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     VITAL SIGNS, INC.



                                                     By:     /s/ Jay Sturm
                                                        -----------------------
                                                        Name: Jay Sturm
                                                        Title: Secretary

Date:  December 30, 2003





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                                  EXHIBIT INDEX


     Exhibit No.                             Description
     ----------                              -----------

         99.1 Press release, dated December 30, 2003, issued by the Company.